UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  August 8, 2003

GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

ITEM 7.  EXHIBITS.

(c)  Exhibits.

Exhibit 3.1	Restated Certificate of Incorporation of Graphic Packaging Corporation.
Exhibit 3.2	Amended and Restated By-Laws of Graphic Packaging Corporation.
Exhibit 3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Graphic Packaging Corporation.
Exhibit 4.1	Rights Agreement, dated as of August 7, 2003, between Riverwood Holding, Inc., now known as Graphic Packaging Corporation and Wells Fargo Bank Minnesota, N.A.
Exhibit 4.2

Credit Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., the several lenders from time to time parties thereto, JPMorgan Chase Bank, as administrative agent, Deutsche Bank Securities Inc., as syndication agent, and Goldman Sachs Credit Partners L.P. and Morgan Stanley Senior Funding, Inc., as documentation agents.

Exhibit 4.3

Guarantee and Collateral Agreement, dated as of August 8, 2003, made by Graphic Packaging Corporation, Riverwood Acquisition Sub LLC, GPI Holding, Inc., Graphic Packaging International, Inc., and certain of its subsidiaries in favor of JPMorgan Chase Bank as administrative agent.

Exhibit 4.4

Indenture, dated August 8, 2003, among Graphic Packaging International, Inc., as issuer, Graphic Packaging Corporation  and GPI Holding, Inc., as Note Guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the 8.50% Senior Notes due 2011 of Graphic Packaging International, Inc.

Exhibit 4.5

Indenture, dated August 8, 2003, among Graphic Packaging International, Inc., as issuer, Graphic Packaging Corporation  and GPI Holding, Inc., as note guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the 9.50% Senior Subordinated Notes due 2013 of Graphic Packaging International, Inc.

Exhibit 4.6

Exchange and Registration Rights Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., Graphic Packaging Corporation, GPI Holding, Inc. and Goldman, Sachs & Co., for itself and on behalf of the Purchasers (as defined therein), relating to the 8.50% Senior Notes due 2011 of Graphic Packaging International, Inc.

Exhibit 4.7

Exchange and Registration Rights Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., Graphic Packaging Corporation, GPI Holding, Inc. and Goldman, Sachs & Co., for itself and on behalf of the Purchasers (as defined therein), relating to the 9.50% Senior Subordinated Notes due 2013 of Graphic Packaging International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING CORPORATION
(Registrant)

Date:	August 13, 2003
	By:	/s/ Stephen M. Humphrey
Name: Stephen M. Humphrey
Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
Exhibit 3.1	Restated Certificate of Incorporation of Graphic Packaging Corporation.

Exhibit 3.2	Amended and Restated By-Laws of Graphic Packaging Corporation.

Exhibit 3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Graphic Packaging Corporation.

Exhibit 4.1	Rights Agreement, dated as of August 7, 2003, between Riverwood Holding, Inc., now known as Graphic Packaging Corporation and Wells Fargo Bank Minnesota, N.A.

Exhibit 4.2

Credit Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., the several lenders from time to time parties thereto, JPMorgan Chase Bank, as administrative agent, Deutsche Bank Securities Inc., as syndication agent, and Goldman Sachs Credit Partners L.P. and Morgan Stanley Senior Funding, Inc., as documentation agents.

Exhibit 4.3

Guarantee and Collateral Agreement, dated as of August 8, 2003, made by Graphic Packaging Corporation, Riverwood Acquisition Sub LLC, GPI Holding, Inc., Graphic Packaging International, Inc., and certain of its subsidiaries in favor of JPMorgan Chase Bank as administrative agent.

Exhibit 4.4

Indenture, dated August 8, 2003, among Graphic Packaging International, Inc., as issuer, Graphic Packaging Corporation  and GPI Holding, Inc., as Note Guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the 8.50% Senior Notes due 2011 of Graphic Packaging International, Inc.

Exhibit 4.5	Indenture, dated August 8, 2003, among Graphic Packaging International, Inc., as issuer, Graphic Packaging Corporation and GPI Holding, Inc., as note guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to the 9.50% Senior Subordinated Notes due 2013 of Graphic Packaging International, Inc.

Exhibit 4.6

Exchange and Registration Rights Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., Graphic Packaging Corporation, GPI Holding, Inc. and Goldman, Sachs & Co., for itself and on behalf of the Purchasers (as defined therein), relating to the 8.50% Senior Notes due 2011 of Graphic Packaging International, Inc.

Exhibit 4.7

Exchange and Registration Rights Agreement, dated as of August 8, 2003, among Graphic Packaging International, Inc., Graphic Packaging Corporation, GPI Holding, Inc. and Goldman, Sachs & Co., for itself and on behalf of the Purchasers (as defined therein), relating to the 9.50% Senior Subordinated Notes due 2013 of Graphic Packaging International, Inc.